Exhibit 3.28

PLAN OF CONVERSION FOR R.P. SCHERER TECHNOLOGIES, INC. (a Nevada Corporation)

THIS PLAN OF CONVERSION (the “Plan”) is, entered into on the 2nd day of September, 2009, by R.P. SCHERER TECHNOLOGIES, INC., a Nevada corporation, which is converting to R.P. SCHERER TECHNOLOGIES, LLC, a Nevada limited liability company, pursuant to the laws of Nevada.

1. R.P. SCHERER TECHNOLOGIES, INC., a Nevada corporation, hereby adopts this Plan, in order to convert to R.P. SCHERER TECHNOLOGIES, LLC, a

Nevada limited liability company.

2. By the conversion, R.P. SCHERER TECHNOLOGIES, LLC will be continuing its existence in the form of a limited liability company, formed and organized under the laws of Nevada.

3. Outstanding stock ownership interests in and of R.P. SCHERER TECHNOLOGIES, INC. will be converted to membership interests in R.P. SCHERER TECHNOLOGIES, LLC, a Nevada limited liability company as follows:

The sole shareholder of R.P. SCHERER TECHNOLOGIES, INC., a Nevada corporation, shall become the owner of the following listed membership interest in and of R.P. SCHERER TECHNOLOGIES, LLC, a Nevada limited liability company;

Partner Name in limited

Percentage of lssued

Membership Interest

Liability Partnership

Shares of Stock

CATALENT PHARMA

100%

100%

SOLUTIONS, INC.

(100 shares)

4. The Articles of Organization for R.P. SCHERER TECHNOLOGIES, LLC are attached as Exhibit A to this Plan.

5. The conversion will become effective on the filing of Articles of Conversion and corresponding Articles of Organization with the Nevada Secretary of State and upon compliance with the organizational requirements of R.P. SCHERER TECHNOLOGIES, LLC.

RP Scherer Technologies, Inc.

Plan of Conversion September 2, 2009

1

6. This Plan may be amended after stockholder approval of the Plan but before the effective date of the Articles of Conversion, without stockholder approval, pursuant to and as limited by NRS 92A. 120(a).

7. The undersigned is hereby authorized to execute this Plan of Conversion on behalf of R.P. Scherer Technologies, Inc.

Dated September 2, 2009

R.P. SCHERER TECHNOLOGIES, INC., a Nevada corporation

By:

/s/ Tejal Karia,

Tejal Karia,

Assistant Treasurer

RP Scherer Technologies, Inc.

Plan of Conversion September 2, 2009

2

EXHIBIT A

ARTICLES OF ORGANIZATION FOR R.P. SCHERER TECHNOLOGIES, LLC, a Nevada limited liability company

RP Scherer Technologies, Inc. Plan of Conversion September 2, 2009

3

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20090665953-05
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/04/2009 3:23 PM
	Entity Number C25543-1999

Articles of Organization Limited-Liability Company

(PURSUANT TO NRS CHAPTER 86)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Limited-Liability Company: (must contain approved limited-liability company wording; see instructions)	R.P. SCHERER TECHNOLOGIES, LLC Check box if a Series Limited-Liability Company ☐
2. Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent: CSC Services of Nevada, Inc. Name ☐ Noncommercial Registered Agent (name and address below) OR ☐ Office or Position with Entity (name and address below) Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity 502 East John Street, Carson City, Nevada 89706 Street Address, City, Zip Code Mailing Address (if different from street address), City, Nevada, Zip Code
3. Dissolution Date: (optional)	Latest date upon which the company is to dissolve (if existence is not perpetual):
4. Management: (required)	Company shall be managed by: ☐ Manager(s) OR ☒ Member(s) (check only one box)
5. Name and Address of each Manager or Managing Member: (attach additional page if more than 3)	1) CATALENT PHARMA SOLUTIONS, INC. Name 14 SCHOOLHOUSE ROAD, SOMERSET, NJ 07083 Street Address, City, State, Zip Code 2) Name Street Address, City, State, Zip Code 3) Name Street Address, City, State, Zip Code
6. Name, Address and Signature of Organizer: (attach additional page if more than 1 organizer)	NICHOLE VALDEZ Name X Nichole Valdez Organizer Signature P.O. BOX 646, CARSON CITY, NV 89702 Address, City, State, Zip Code
7. Certificate of Acceptance of Appointment of Registered Agent:	*I hereby accept appointment as Registered Agent for the above named Entity.* X Karen Parr, Asst Sec. Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity Date 9/04/9

This form must be accompanied by appropriate fees.

Nevada Secretary of State NRS 86 DLLC Articles
Revised: 4-14-09

INITIAL LIST OF MANAGERS OR MANAGING MEMBERS AND REGISTERED AGENT OF

FILE NUMBER: C20090904-1432

R.P. SCHERER TECHNOLOGIES, LLC
NAME OF LIMITED-LIABILITY COMPANY

FOR THE FILING PERIOD OF 2009 TO 2010

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CSC SERVICES OF NEVADA, INC.
502 EAST JOHN STREET
CARSON CITY, NV 89706

A FORM TO CHANGE REGISTERED AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: www.nvsos.gov

Filed in the office of [signature]
Ross Miller
Secretary of State
State of Nevada

Document Number: 20090715004-98
Filing Date and Time: 09/28/2009 11:59 AM
Entity Number: C25543-1999

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

☒ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

****YOU MAY NOW FILE YOUR INITIAL LIST ONLINE AT www.nvsos.gov****

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all manager or managing members. A **Manager, or if none, a Managing Member** of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of the first month following organization date.
4. Make your check payable to the Secretary of State. Your canceled check will constitute a certificate to transact business.
5. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A **copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
6. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
7. Form must be in the possession of the Secretary of State on or before the last day of the first month following the initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 LATE PENALTY: $75.00

NAME	(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)		
CATALENT PHARMA SOLUTIONS, INC.	☐ MANAGER ☒ MANAGING MEMBER		
ADDRESS	CITY	STATE	ZIP CODE
14 SCHOOLHOUSE ROAD	SOMERSET	NJ	07083
NAME	(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)		
	☐ MANAGER ☐ MANAGING MEMBER		
ADDRESS	CITY	STATE	ZIP CODE
NAME	(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)		
	☐ MANAGER ☐ MANAGING MEMBER		
ADDRESS	CITY	STATE	ZIP CODE
NAME	(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)		
	☐ MANAGER ☐ MANAGING MEMBER		
ADDRESS	CITY	STATE	ZIP CODE
NAME	(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)		
	☐ MANAGER ☐ MANAGING MEMBER		
ADDRESS	CITY	STATE	ZIP CODE

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]
Signature of Manager or Managing Member

Title: Vice President & Treasurer

Date: 9-22-2009

Nevada Secretary of State Initial List ManorMem
Revised: 7-1-08

ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND REGISTERED AGENT AND STATE BUSINESS LICENSE APPLICATION OF:

R.P. SCHERER TECHNOLOGIES, LLC

NAME OF LIMITED-LIABILITY COMPANY

FILE NUMBER: C25543-1999

FOR THE FILING PERIOD OF 10/2010 TO 10/2011

YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov

110401

The entity's duly appointed registered agent in the State of Nevada upon whom process can be served is:

CSC SERVICES OF NEVADA, INC. (Commercial Registered Agent)
502 EAST JOHN STREET
CARSON CITY, NV 89706 USA

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

Filed in the office of	
Ross Miller Secretary of State State of Nevada	Document Number 20100780679-40 Filing Date and Time 10/18/2010 11:32 AM Entity Number C25543-1999

(This document was filed electronically.)

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

☐ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form.

1. Print or type names and addresses, either residence or business, for all manager or managing members. **A Manager, or if none, a Managing Member** of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Annual list fee is $125.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. **Ordering Copies:** If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. **A copy fee of $2.00 per page** is required for **each additional copy** generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

ANNUAL LIST FILING FEE: $125.00 LATE PENALTY: $75.00 BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00

Complete only if applicable

☐ Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code: ____

☐ Month and year your State Business License expires: __ __ 20__

Section 7(2) Exemption Codes
- 001 - Governmental Entity
- 002 - 501(c) Nonprofit Entity
- 003 - Home-based Business
- 004 - Natural Person with 4 or less rental dwelling units
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

NAME	TITLE	ADDRESS	CITY	STATE	ZIP CODE
JOHN CHIMINSKI	☑ MANAGER ☐ MANAGING MEMBER	14 SCHOOLHOUSE RD , USA	SOMERSET	NJ	08873
MATTHEW WALSH	☑ MANAGER ☐ MANAGING MEMBER	14 SCHOOLHOUSE RD , USA	SOMERSET	NJ	08873
SAMRAT S KHICHI	☑ MANAGER ☐ MANAGING MEMBER	14 SCHOOLHOUSE RD , USA	SOMERSET	NJ	08873
TEJAL KARIA	☑ MANAGER ☐ MANAGING MEMBER	14 SCHOOLHOUSE RD , USA	SOMERSET	NJ	08873

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X TEJAL KARIA

Signature of Manager or Managing Member

Title: ASSISTANT TREASURER

Date: 10/18/2010 11:24:37 AM

Nevada Secretary of State Annual List ManorMem
Revised: 8-5-09

ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND REGISTERED AGENT AND

STATE BUSINESS LICENSE APPLICATION OF: FILE NUMBER

C25543-1999

R.P. SCHERER TECHNOLOGIES, LLC NAME OF LIMITED-LIABILITY COMPANY

FOR THE FILING PERIOD OF 10/2011 TO 10/2012

**YOU MAY FILE THIS FORM ONLINE AT www.nvsos.gov**

The entity’s duly appointed registered agent in the State of Nevada upon whom process can be served is *110401*

CSC SERVICES OF NEVADA, INC. (Commercial Registered Agent)

2215-B RENAISSANCE DR Filed in the office of Document Number

20110752587-68

LAS VEGAS, NV 89119 USA Ross Miller Secretary Filing Date and Time of State State of Nevada 10/20/2011

10:20 AM

Entity Number

C25543-1999

A FORM TO CHANGE REGISTERED AGENT INFORMATION IS FOUND AT: www.nvsos.gov

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Return one file stamped copy. (if filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

IMPORTANT: Read instructions before completing and returning this form

1. Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form FORM WILL BE RETURNED IF UNSIGNED.

2 . If there are additional managers or managing members, attach a list of them to this form.

3. Annual list fee is $125.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.

4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.

5. Make your check payable to the Secretary of State.

6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.

7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.

8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receeipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing ANNUAL LIST FILING FEE: $125.00 LATE PENALTY: $75.00 BUSINESS LICENSE FEE:$200.00 LATE PENALTY: $100.00

Complete only if applicable Section 7(2) Exemption Codes

01 - Governmental Entity

02 - 501(c) Nonprofit Entity

Pursuant to NRS, this corporation is exempt from the business license fee. Exemption code:

03 - Home-based Business

04 - Natural Person with 4 or less rental dwelling units Month and year your State Business License expires:

05 - Motion Picture Company

06 - NRS 680B.020 Insurance Co.

20

NAME......................... (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

JOHN CHIMINSKI

MANAGER MANAGING MEMBER

ADDRESS CITY STATE ZIP

14 SCHOOLHOUSE RD SOMERSET NJ

USA CODE 08873

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

TEJAL KARIA MANAGER MANAGING MEMBER ADDRESS 14 SCHOOLHOUSE RD. USA CITY STATE ZIP CODE SOMERSET NJ 08873

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

SAMRAT S KHICHI

MANAGER MANAGING MEMBER ADDRESS CITY STATE ZIP CODE

14 SCHOOLHOUSE RD. USA SOMERSET

NJ 08873

NAME

(DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MATTHEW WALSH

MANAGER MANAGING MEMBER ADDRESS CITY SOMERSET STATE ZIP CODE

14 SCHOOLHOUSE RD , USA

NJ 08873

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of sections 6 to 18 of AB 146 of the 2009 session of the Nevada Legislature and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

TEJAL KARIA Title Date

ASSISTANT TREASURER 10/20/2011 10:17:57 AM

Signature of Manager or Managing Member

Nevada Secretary of State initial List ManorMemRevised: 8-5-09

ANNUAL LIST OF MANAGER OR MANAGING MEMBERS AND REGISTERED AGENT OF FILE NUMBER

R.P. SCHERER TECHNOLOGIES, LLC C25543-1999

NAME MANAGER (DOCUMENT MANAGING WILL BE REJECTED MEMBER IF TITLE NOT INDICATED)

CATALENT PHARMA SOLUTIONS, INC.

ADDRESS CITY ST ZIP

14 SCHOOLHOUSE ROAD , USA SOMERSET NJ 08873

NAME MANAGER DOCUMENT WILL MANAGING BE REJECTED MEMBER IF TITLE NOT INDICATED)

ADDRESS CITY ST ZIP

NAME DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MANAGING MEMBER

ADDRESS CITY ST ZIP

NAME DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MANAGING MEMBER

ADDRESS CITY ST ZIP

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MANAGING MEMBER

ADDRESS CITY ST ZIP

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MANAGING MEMBER

Date

ADDRESS CITY ST ZIP

NAME MANAGER (DOCUMENT MANAGING WILL BE REJECTED MEMBER IF TITLE NOT INDICATED)

ADDRESS CITY ST ZIP

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MANAGING MEMBER

ADDRESS CITY ST ZIP

NAME (DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MANAGING MEMBER

ADDRESS CITY ST ZIP

NAME DOCUMENT WILL BE REJECTED IF TITLE NOT INDICATED)

MANAGER MANAGING MEMBER

ADDRESS CITY ST ZIP